LOANS	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
LOANS

NOTE 4 – LOANS

The following table presents the Bank’s loans by category as of the periods presented:

	December 31,	December 31,
	2015	2014
Commercial	(dollars in thousands)
Commercial and industrial	$127,899	$99,788
Non-farm, nonresidential real estate	161,009	163,461
Construction and development	51,330	50,424
Commercial loans secured by real estate	28,091	27,937
Other commercial	60,325	41,185
Total commercial	428,654	382,795
Residential
Consumer loans	9,914	9,536
Single family residential	260,254	229,559
Other retail	32,444	30,162
Total residential and consumer	302,612	269,257
	$731,266	$652,052
Less:
Allowance for possible loan and lease losses	(8,634)	(7,934)
Total net loans	$722,632	$644,118

     The amount of capitalized fees and costs calculated in accordance with ASC 310-20 included in the above loan totals were $941,000 and $932,000 at December 31, 2015 and December 31, 2014, respectively.

     Loan Origination/Risk Management. The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and non-performing and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

     Commercial and industrial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand its business. Underwriting standards are designed to promote relationship banking rather than transactional banking. Once it is determined that the borrower’s management possesses sound ethics and solid business acumen, the Company’s management examines current and projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial and industrial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial and industrial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial and industrial loans, in addition to those of real estate loans. These loans are viewed primarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. As a general rule, the Company avoids financing single-purpose projects unless other underwriting factors are present to help mitigate risk. The Company also utilizes third-party experts to provide insight and guidance about economic conditions and trends affecting market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans.

     At December 31, 2015, approximately 55% of the outstanding principal balance of the Company’s commercial real estate loans was secured by owner-occupied properties, compared to 45% at December 31, 2014.

     With respect to loans to developers and builders that are secured by non-owner occupied properties that the Company may originate from time to time, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction loans are generally based upon estimates of costs and value associated with the complete project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

     The Company originates residential and consumer loans utilizing a computer-based credit scoring analysis to supplement the underwriting process. To monitor and manage consumer loan risk, policies and procedures are developed and modified, as needed, jointly by line and staff personnel. This activity, coupled with relatively small loan amounts that are spread across many individual borrowers, minimizes risk. Additionally, trend and outlook reports are reviewed by management on a regular basis. Underwriting standards for home equity loans are heavily influenced by statutory requirements, which include, but are not limited to, a maximum loan-to-value percentage of 80%, collection remedies, the number of such loans a borrower can have at one time and documentation requirements.

     The Company contracts with a third party vendor to perform loan reviews. The Company reviews and validates the credit risk program on an annual basis. Results of these reviews are presented to management. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Company’s policies and procedures.

     The goal of the bank is to diversify loans to avoid a concentration of credit in a specific industry, person, entity, product, service, or any area vulnerable to a tax law change or an economic event. A concentration of credit occurs when obligations, direct or indirect, of the same or affiliated interests represent 15% or more of the Bank’s capital structure. Commercial real estate rental and leasing represented the highest concentration at 120% of tier 1 capital. The Board of Directors recognizes that the Bank’s geographic trade area imposes some limitations regarding loan diversification if the bank is to perform the function for which it has been chartered. Specifically, lending to qualified borrowers within the Bank’s trade area will naturally cause concentrations of real estate loans in the primary communities served by the Bank and loans to employees of major employers in the area.

The following table provides details regarding the aging of the Bank’s loan portfolio:

	30-59	60-89	90 days	Total
	days	days	and greater	past		Total
December 31, 2015	past due	past due	past due	due	Current	Loans
	(dollars in thousands)
Commercial:
Commercial and industrial	$245	$25	$245	$515	$127,384	$127,899
Non-farm, non-residential real estate	2,486	123	279	2,888	158,121	161,009
Construction and development	7	-	-	7	51,323	51,330
Commercial loans secured by estate
real estate	24	8	163	195	27,896	28,091
Other commercial	-	-	-	-	60,325	60,325
Total commercial loans	2,762	156	687	3,605	425,049	428,654
Retail:
Consumer	43	36	7	86	9,828	9,914
Single family residential	1,918	664	164	2,746	257,508	260,254
Other retail	160	148	54	362	32,082	32,444
Total retail loans	2,121	848	225	3,194	299,418	302,612
Total	$4,883	$1,004	$912	$6,799	$724,467	$731,266

	30-59	60-89	90 days	Total
	days	days	and greater	past		Total
December 31, 2014	past due	past due	past due	due	Current	loans
	(dollars in thousands)
Commercial:
Commercial and industrial	$263	$63	$1,428	$1,754	$98,034	$99,788
Non-farm, non-residential real estate	413	145	330	888	162,573	163,461
Construction and development	-	-	-	-	50,424	50,424
Commercial loans secured by estate
real estate	92	56	172	320	27,617	27,937
Other commercial	10	-	1,092	1,102	40,083	41,185
Total commercial loans	778	264	3,022	4,064	378,731	382,795
Retail:
Consumer	72	7	42	121	9,415	9,536
Single family residential	2,361	395	464	3,220	226,339	229,559
Other retail	-	-	-	-	30,162	30,162
Total retail loans	2,433	402	506	3,341	265,916	269,257
Total	$3,211	$666	$3,528	$7,405	$644,647	$652,052

     A loan is considered impaired, in accordance with the impairment accounting guidance (ASC 310-10-35-16), when based on current information and events, it is probable the Company will be unable to collect all amounts due from the borrower in accordance with the contractual terms of the loan. Impaired loans include non-performing commercial loans but also include loans modified in troubled debt restructurings.

The following table summarizes the impaired loans by loan type:

	Unpaid	Recorded	Recorded			Average
	contractual	investment	investment	Total		recorded
	principal	with no	with	recorded	Related	investment	Interest	Interest
December 31, 2015	balance	allowance	allowance	investment	allowance	year to date	received	accrued
	(dollars in thousands)
Commercial:
Commercial and industrial	$432	$60	$262	$322	$28	$344	$17	$22
Non-farm, non-residential real estate	469	401	-	401	-	428	17	24
Commercial loans secured by real estate	192	-	163	163	29	169	6	13
Other commercial	-	-	-	-	-	-	-	-
Commercial total	1,093	461	425	886	57	941	40	59
Retail:
Single family residential	1,612	510	830	1,340	102	1,415	81	83
Other retail	130	74	-	74	-	79	6	7
Retail total	1,742	584	830	1,414	102	1,494	87	90
Total	$2,835	$1,045	$1,255	$2,300	$159	$2,435	$127	$149

	Unpaid	Recorded	Recorded			Average
	contractual	investment	investment	Total		recorded
	principal	with no	with	recorded	Related	investment	Interest	Interest
December 31, 2014	balance	allowance	allowance	investment	allowance	year to date	received	accrued

	(dollars in thousands)
Commercial:
Commercial and industrial	$3,760	$2,734	$217	$2,951	$9	$3,230	$97	$207
Non-farm, non-residential real estate	3,720	3,241	-	3,241	-	3,570	213	212
Commercial loans secured by real estate	1,053	564	166	730	33	826	67	77
Other commercial	1,256	1,092	-	1,092	-	1,171	89	84
Commercial total	9,789	7,631	383	8,014	42	8,797	466	580
Retail:
Single family residential	1,094	539	439	978	10	786	44	42
Other retail	425	411	-	411	-	369	17	19
Retail total	1,519	950	439	1,389	10	1,155	61	61
Total	$11,308	$8,581	$822	$9,403	$52	$9,952	$527	$641

	Unpaid	Recorded	Recorded			Average
	contractual	investment	investment	Total		recorded
	principal	with no	with	recorded	Related	investment	Interest	Interest
December 31, 2013	balance	allowance	allowance	investment	allowance	year to date	received	accrued
Commercial:
Commercial and industrial	$2,190	$1,338	$234	$1,572	$16	$1,620	$23	$134
Non-farm, non-residential real estate	3,236	1,155	1,551	2,706	282	2,819	157	168
Construction and development	461	461	-	461	44	556	30	30
Other commercial	3,834	3,310	178	3,488	-	3,704	225	241
Commercial total	9,721	6,264	1,963	8,227	342	8,699	435	573
Retail:
Single family residential	1,121	568	419	987	118	1,044	52	55
Other retail	11	-	11	11	11	11	-	-
Retail total	1,132	568	430	998	129	1,055	52	55
Total	$10,853	$6,832	$2,393	$9,225	$471	$9,754	$487	$628

 Non-accrual loans, segregated by class of loans, were as follows:

	December 31, 2015	December 31, 2014
Commercial	(dollars in thousands)
Commercial and industrial	$322	$1,428
Non-farm, nonresidential real estate	401	409
Commercial loans secured by real estate	163	172
Other commercial	-	1,092
Total commercial loans	886	3,101
Residential
Consumer loans	74	42
Single family residential	1,237	2,237
Total residential loans	1,311	2,279
Total non-accrual loans	$2,197	$5,380

     Included in certain loan categories of impaired loans are certain loans that have been modified in a troubled debt restructuring where economic concessions have been granted to borrowers who have experienced financial difficulties. These concessions typically result from our loss mitigation activities and could include reductions in the interest rate, payment extensions, forgiveness of principal, forbearance or other actions. Modifications of terms for our loans and their inclusion as troubled debt restructurings are based on individual facts and circumstances. Loan modifications that are included as troubled debt restructurings may involve either an increase or reduction of the interest rate, extension of the term of the loan, or deferral of principal and/or interest payments, regardless of the period of the modification. All of the loans identified as troubled debt restructuring were modified due to financial stress of the borrower. In order to determine if a borrower is experiencing financial difficulty, an evaluation is performed to determine the probability that the borrower will be in payment default on any of its debt in the foreseeable future with the modification. This evaluation is performed under the Company’s internal underwriting policy.

     When the Company modifies loans in a troubled debt restructuring, the Company evaluates any possible impairment similar to other impaired loans based on the present value of expected future cash flows, discounted at the contractual interest rate of the original loan or lease agreement, or the current fair value of the collateral, less selling costs for collateral dependent loans. If the Company determined that the value of the modified loan is less than the recorded investment in the loan, impairment is recognized through an allowance estimate or a charge-off to the allowance. In periods subsequent to modification, the Company evaluates all troubled debt restructurings, including those that have payment defaults, for possible impairment and recognize impairment through the allowance.

     As of December 31, 2015, the Company did not have any commitments to extend additional funds to borrowers with loans modified and included as a troubled debt restructuring.

     During 2015, certain loans were modified in troubled debt restructurings, where economic concessions were granted to borrowers consisting of reductions in the interest rates, payment extensions, forgiveness of principal, and forbearances.

Presented below, segregated by class of loans, are troubled debt restructurings:

	Twelve months ended December 31, 2015
		Post-	Net
	Number	modification	charge-offs
	of	outstanding	resulting in
	modifications	balance	modifications
	(dollars in thousands)
Retail:
Single family residential	2	$111	$-
Total	2	$111	$-

	Twelve months ended December 31, 2014
		Post-	Net
	Number	modification	charge-offs
	of	outstanding	resulting in
	modifications	balance	modifications
	(dollars in thousands)
Commercial:
Nonfarm nonresidential	1	$4,357	-
Retail:
Single family residential	1	316	3
Total	2	$4,673	$3

     The loan’s accrual status is assessed at the time of its modification. As a result of the assessment, the accrual status may be modified. Commercial and consumer loans modified in a troubled debt restructuring are closely monitored for delinquency as an early indicator of possible future default. If loans modified in a troubled debt restructuring subsequently default, the Company evaluates the loan for possible further impairment. The allowance for loan losses may be increased, adjustments may be made in the allocation of the allowance, or partial charge-offs may be taken to further write-down the carrying value of the loan. The Company considers a loan in default when it is 90 days or more past due or transferred to non-accrual.

     As of December 31, 2015 and 2014, the Company did not have any loans that were modified in troubled debt restructurings during the past twelve months that have subsequently defaulted.

     As of December 31, 2015, the Company held one foreclosed residential real estate property that was the result of obtaining physical possession in accordance with ASC 310-40. The carrying value was $62,000. In addition, the Company had no consumer mortgage loans secured by residential real estate properties for which formal foreclosure proceedings are in process according to location requirement of the applicable jurisdiction.

     Credit Quality Indicators. As part of the on-going monitoring of the credit quality of the Company’s loan portfolio, management tracks certain credit quality indicators including trends related to (i) the weighted-average risk grade of commercial loans, (ii) the level of classified commercial loans, (iii) net charge-offs, (iv) non-performing loans and (v) the general economic conditions in the State of Tennessee.

The Company uses a risk grading matrix to assign a risk grade to each of its commercial loans. Loans are graded on a scale of 1 through 8. A description of the general characteristics of the eight risk grades is as follows:

Risk Rating 1 – Minimal Risk – Loans in this category are secured by a cash deposit and are substantially risk free.

Risk Rating 2 – Modest Risk – Loans in this category have borrowers that show profitability, liquidity, and capitalization better than industry norms and a strong market position in the region. The borrower of these loans have a proven history of profitability and financial stability, along with an abundance of financeable assets available to protect the Bank’s position.

Risk Rating 3 – Average Risk – Loans in this category have borrowers that show a stable earnings history and financial condition in line with industry norms. The borrower’s liquidity and leverage are in line with industry norms. The credit extension is considered sound, however, elements may be present which suggest the borrower may not be free from temporary impairments in the future.

Risk Rating 4 – Acceptable Risk – Loans in this category have sound risk profiles, in which the borrower shows satisfactory asset quality and liquidity, good debt capacity and coverage and good management in critical positions.

Risk Rating 5 – Pass/Watch – Loans in this category require a heightened level of supervision. The borrower may exhibit declining earnings, strained cash flow, increasing leverage or weakening market positions that indicate a trend toward an unacceptable risk. The borrowers liquidity, leverage and earnings performance is below or trending below industry norms.

Risk Rating 6 – Special Mention – Loans in this category are not currently adequate. These loans have potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the asset or in the institution’s credit position at some future date. Special mention loans are not adversely classified and do not expose an institution to sufficient risk to warrant adverse classification.

Risk Rating 7 – Substandard – Loans in this category are inadequately protected by the current sound worth and paying capacity of the obligor of the collateral pledged, if any. Loans so classified must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

Risk Rating 8 – Doubtful – Loans in this category have all the weaknesses inherent in one classified substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

The following table presents risk grades and classified loans by class:

December 31, 2015
Commercial loan portfolio: Credit		Non-farm, non-	Construction	Commercial
risk profile by internally assigned	Commercial	residential real	and	loans secured	Other	Commercial
grade	and industrial	estate	development	by real estate	commercial	loan totals
	(dollars in thousands)
Risk rating 1 - minimal risk	$1,263	$312	$-	$103	$77	$1,755
Risk rating 2 - modest risk	5,633	295	-	-	49,017	54,945
Risk rating 3 - average risk	54,952	43,253	9,328	2,529	6,004	116,066
Risk rating 4 - acceptable risk	60,922	105,014	40,604	24,895	5,066	236,501
Risk rating 5 - pass/watch	4,793	11,532	1,398	471	-	18,194
Risk rating 6 - special mention	-	108	-	-	161	269
Risk rating 7 - substandard	336	495	-	93	-	924
Risk rating 8 - doubtful	-	-	-	-	-	-
TOTALS	$127,899	$161,009	$51,330	$28,091	$60,325	$428,654

Retail loan portfolio: Credit risk
profiles based on delinquency status		Single family		Retail loan
classification	Consumer	residential**	Other retail	totals
	(dollars in thousands)
Performing - risk ratings 1 - 6	$9,896	$258,216	$32,388	$300,500
Risk rated 7*	18	2,038	56	2,112
TOTALS	$9,914	$260,254	$32,444	$302,612

*Loans are classified as nonperforming loans and are automatically placed on nonaccrual status once they reach 90 days past due. For the purposes of this table, the total includes all risk rated 7 loans, of which may be performing or non-performing.

**Single family residential loans includes first mortgages, closed-end second mortgages, residential construction loans, and home equity lines of credit (HELOCs).

December 31, 2014
Commercial loan portfolio: Credit		Non-farm, non-	Construction	Commercial
risk profile by internally assigned	Commercial	residential real	and	loans secured	Other	Commercial
grade	and industrial	estate	development	by real estate	commercial	loan totals
			(dollars in thousands)
Risk rating 1 - minimal risk	$1,004	$466	$-	$113	$1	$1,584
Risk rating 2 - modest risk	3,908	314		-	30,408	34,630
Risk rating 3 - average risk	47,047	46,784	18,903	4,700	5,712	123,146
Risk rating 4 - acceptable risk	42,116	101,809	29,808	21,682	3,802	199,217
Risk rating 5 - pass/watch	3,143	9,763	1,713	1,115	-	15,734
Risk rating 6 - special mention	-	958	-	-	170	1,128
Risk rating 7 - substandard	2,570	3,367	-	327	1,092	7,356
Risk rating 8 - doubtful	-	-	-	-	-	-
TOTALS	$99,788	$163,461	$50,424	$27,937	$41,185	$382,795

Retail loan portfolio: Credit risk
profiles based on delinquency status		Single family		Retail loan
classification	Consumer	residential**	Other retail	totals
	(dollars in thousands)
Risk ratings 1 - 6	$9,494	$226,637	$29,683	$265,814
Nonperforming - risk rating 7*	42	2,922	479	3,443
TOTALS	$9,536	$229,559	$30,162	$269,257

*Loans are classified as nonperforming loans and are automatically placed on nonaccrual status once they reach 90 days past due. For the purposes of this table, the total includes all risk rated 7 loans, of which may be performing or non-performing.

**Single family residential loans includes first mortgages, closed-end second mortgages, residential construction loans, and home equity lines of credit (HELOCs).